GOODWILL	12 Months Ended
Dec. 31, 2022
GOODWILL
GOODWILL

12.          GOODWILL

The Group has three reporting unit where it carries goodwill resulting from acquisitions. The changes in carrying amount of goodwill for the years ended December 31, 2021 and 2022 were as follows.

	As of December 31,
	2021	2022
Costs:
Beginning balance	27,655	28,433
Addition	—	—
Disposal	—	—
Foreign currency adjustment	778	(693)
Ending balance	28,433	27,740
Goodwill impairment	(9,256)	(27,740)
Goodwill, net	19,177	—

12.           GOODWILL - continued

Goodwill was tested for impairment in the fourth quarter of 2022 for each reporting unit. The Group performed its quantitative impairment assessment considering the income approach. The income approach is based on estimated present value of future cash flows for each reporting unit carrying a goodwill balance.

The fair value of each reporting unit was estimated using a discounted cash flow methodology after considered and weighed the market approach. The discounted cash flow analysis requires significant estimates, including projections of future operating results and cash flows of each reporting unit that are based on internal budgets and strategic plans, expected long-term growth rates, terminal values, weighted average cost of capital and the effects of external factors and market conditions.

When using discounted cash flow model to determine the fair value of each reporting unit, the discounted cash flow model included a number of significant unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts including expected revenue growth, operating margins and estimated capital needs, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting units; and (c) a discount rate that reflects the weighted-average cost of capital (“WACC”) adjusted for the relevant risk associated with each reporting unit’s operation and the uncertainty inherent in the Group’s internally developed forecast.

The following key assumptions were made in the discounted cash flow model to determine the fair value of the reporting unit in the impairment test for the reporting unit of Global Eduhub Holding Limited (“GEH”).

	Years ended December 31,
	2021	2022
Revenue growth	8%-12%	3%-13%
WACC	14%	14%
Income tax rate	17%	17%
Terminal growth rate	2%	2%
Forecasted inflation rate	2%	2%

While management believes the assumptions used in our impairment test are reasonable, the fair value estimate is most sensitive to our discount rate and market multiple assumptions as these amounts are reflective of the market’s perception of our ability to achieve our projected cash flows.

Based on the impairment analysis of December 31, 2022, the Group concluded that the goodwill of the reporting unit of GEH were impaired. As such, $19,156 impairment loss of goodwill was recorded for the year ended December 31, 2022.

Based on the impairment analysis as of December 31, 2020, the Group considered that the goodwill and intangible assets of the reporting units of Shanghai Geleli and Beijing Xingqiba were fully impaired. As such, $8,454 impairment loss of goodwill was recorded for the year ended December 31, 2020.

The Group recorded $8,454, $4,559 and $19,156 impairment of goodwill for the years ended December 31, 2020, 2021 and 2022 respectively, of which $nil, $4,559 and $nil were related to discontinued operations for the years ended December 31, 2020, 2021 and 2022, respectively.